UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2024

GOLUB CAPITAL BDC 3, INC.

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01244	82-2375481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 3, 2024, Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), completed its previously announced acquisition of Golub Capital BDC 3, Inc., a Maryland Corporation (the “Company”), pursuant to that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of January 16, 2024, by and among the Company, GBDC, Park Avenue Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of GBDC (“Merger Sub”), GC Advisors LLC, a Delaware limited liability company and investment adviser to each of the Company and GBDC (“GC Advisors”), and, for certain limited purposes, Golub Capital LLC. Pursuant to the Merger Agreement, Merger Sub was first merged with and into the Company, with the Company as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, the Company was then merged with and into GBDC, with the GBDC as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”). As a result of, and as of the effective time of, the Merger, the Company’s separate existence ceased.

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock was converted into the right to receive 0.9138 shares of GBDC’s common stock (with the Company’s stockholders receiving cash in lieu of fractional shares of GBDC’s common stock). As a result of the Merger, GBDC will issue an aggregate of approximately 92,115,308 shares of its common stock to former stockholders of the Company prior to any adjustment for the former stockholders of the Company receiving cash in lieu of fractional shares.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on January 17, 2024, and Amendment No. 1 to the Agreement and Plan of Merger, a copy of which was filed by GBDC as Exhibit 4(b) to Amendment No. 1 to its Registration Statement on Form N-14 filed on April 12, 2024, both of which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information required by Item 3.03 is contained in Items 2.01 and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, each of the named executive officers and directors of the Company ceased to be named executive officers and directors of the Company as of the effective time of the Merger (and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices).

Item 7.01	Regulation FD Disclosure.

On June 2, 2024, in accordance with the terms of the Merger Agreement, the Company’s board of directors declared a distribution of $0.0944 per share, which is payable on June 6, 2024 to stockholders of record on June 2, 2024.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results of the combined company following the Merger and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by the Company with the Securities and Exchange Commission (“SEC”). Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Merger, the effect that the consummation of the Merger may have on the trading price of the combined company’s common stock on The Nasdaq Global Select Market, the combined company’s plans, expectations, objectives and intentions as a result of the Merger, the business prospects of the combined company and the prospects of its portfolio companies, actual and potential conflicts of interests with GC Advisors and other affiliates of Golub Capital LLC, general economic and political trends and other factors, the dependence of the combined company’s future success on the general economy and its effect on the industries in which they invest, and future changes in laws or regulations and interpretations thereof. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER
2.1	Agreement and Plan of Merger by and among Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Park Avenue Subsidiary Inc., GC Advisors, LLC, and solely for purposes of Section 1.9, Golub Capital LLC, dated as of November 27, 2018 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed on January 17, 2024).

2.2	Amendment No. 1 to Agreement and Plan of Merger by and among Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Park Avenue Subsidiary Inc., GC Advisors, LLC, and solely for purposes of Section 1.9, Golub Capital LLC, dated as of April 12, 2024 (Incorporated by reference to Exhibit 4(b) to GBDC’s Amendment No. 1 to GBDC’s Registration Statement on Form N-14, filed on April 12, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC 3, INC.

Date: June 3, 2024	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer